EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

 - - - - - - - - - - - - - - - - - - - - - - - - - - - X
                                                       :
In re:                                                 :   Chapter 11
                                                       :
SCIENT, INC., et al.                                   :   Case Nos.  02-13455
                                                       :   through 02-13458(AJG)
                                    Debtors.           :
                                                       :   Jointly Administered
                                                       :
- - - - - - - - - - - - - - - - - - - - - - - - - - -  X

               FINAL ORDER (I) APPROVING DEBTORS' MOTION FOR ORDER AUTHORIZING DEBTORS TO INCUR POST-PETITION SECURED
               INDEBTEDNESS, (II) GRANTING SECURITY INTERESTS AND
           SUPERPRIORITY CLAIMS PURSUANT TO SECTIONS 105(A) AND 364(C)
            AND (D) OF THE BANKRUPTCY CODE, AND (ILL) AUTHORIZING USE
               OF CASH COLLATERAL AND GRANTING ADEQUATE PROTECTION
             PURSUANT TO SECTION 364(D)(1)(B) OF THE BANKRUPTCY CODE
             -------------------------------------------------------

      Scient, Inc., Scient Enterprises, Inc., iXL, Inc. and iXL Enterprises, Inc., as debtors and debtors-in-possession herein (collectively the "Debtors", and each individually referred to as a "Debtor"), having moved on July 17, 2002 (the "Motion"), for an order authorizing them to incur post-petition secured indebtedness ~ joint and several obligors and to grant security interests and superpriority claims pursuant to sections 105(a) and 364(c) and (d) of the Bankruptcy Code ("Code") and Rules 2002, 4001 and 9014 of the Federal Rules of Bankruptcy Procedure ("Bankruptcy Rules"); and the Motion having sought the following relief:

      (a) the Court's authorization, pursuant to sections 105(a), 364(c) and 364(d) of the Code and Rules 4001, 2002 and 9014 of the Bankruptcy Rules, for the Debtors to obtain from SBI and Company, as lender (hereafter, the "Lender"),(1) cash advances and other extensions


__________________________
1 Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the DIP Loan Agreement.

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of credit in an aggregate principal amount of up to $4,900,000 on a revolving credit basis (the "Loans"), pursuant to that certain Financing Agreement, dated as of July 14, 2002, as amended by that certain First Amendment To Financing Agreement substantially in the form of Exhibit "A" annexed hereto (the "DIP Loan Agreement"), by and among the Debtors and the Lender, to, inter alia (i) fund ongoing working capital and general corporate needs of the Debtors during the Chapter 11 cases, (ii) pay certain fees, costs, expenses, and disbursements of professionals retained by the Debtors or any statutory committees appointed in these cases pursuant to section 1102 of the Code (hereinafter, collectively, the "Committees") and to pay certain costs and expenses of members of the Committees as approved by the Court, and bankruptcy related charges all as allowed by the Court, including UST/Clerk Fees (as defined herein), and (iii) pay fees and expenses (including, without limitation, reasonable attorneys fees and expenses) owed to the Lender under the DIP Loan Agreement and the other DIP Loan Documents (as such term is defined below);

      (b) ordering, pursuant to sections 364(c)(1), (2) and (3) and section 364(d) of the Code, that the financing under the DIP Loan Agreement in each of these Chapter 11 cases (i) be accorded superpriority status, have priority over any and all administrative expenses of the kinds specified in or arising or ordered under sections 105(a), 326, 328, 330, 331, 503(b), 506(c), 507, 546(c),
726 and 1114 of the Code, including the Lender's Adequate Protection Claim (as defined herein), except for Priority Professional Expenses (as defined herein) and UST/Clerk Fees, and (ii) be secured by a first priority security interest in and to and lien on all of the property, assets or interests in property or assets of the Debtors, of any kind or nature whatsoever, real or personal, now existing or hereafter acquired or created, including, without limitation, all property of the estate (within the meaning of the Bankruptcy Code), all accounts,


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inventory, chattel paper, contract rights, instruments, documents, general intangibles (including, without limitation, all copyrights, deposit accounts, licensing agreements, patents, trademarks and trade names), machinery and equipment, real property, proceeds realized from the use, sale assignment or transfer of any leasehold interests of the Debtors, all of the stock owned by each Debtor, all other investment property, causes of action arising under the Bankruptcy Code or otherwise (but expressly excluding all claims, causes of action and recoveries realized pursuant to sections 542, 544, 545, 547, 548, 549, 550, 551, 553(b) or 724(a) of the Code ("Avoidance Claims")), and all proceeds, rents, products and profits of any of the foregoing (all of the foregoing, excluding Avoidance Claims, collectively, the "Collateral"), subject and subordinate only to Permitted Priority Liens (as defined in the DIP Loan Agreement), Priority Professional Expenses up to the Carve-Out Amount (as defined herein) and UST/Clerk Fees, but senior and prior to any other claims and liens and security interests in the Collateral as provided in Code section 364(d), including: (i) the pre-petition liens and security interests (the "Existing Liens") of Lender, as assignee of Access Capital, Inc. and CTAC Funding Corp., in the collateral (the "Pre-Petition Collateral") described in a certain Accounts Receivable Purchase Agreement dated April 12, 2002 (the "Pre-Petition Factoring Agreement"); (ii) the Existing Liens of North Fork Bank, as assignee of Inmark Capital Corp. ("NFB"), in the Pre-Petition Collateral granted pursuant to a certain Promissory Note and a Security Agreement, each dated March 18, 2002; (iii) the Existing Liens of Foothill Capital Corporation ("Foothill") in the Pre-Petition Collateral granted pursuant to a certain revolving line of credit agreement dated April 10, 2000; (iv) the Replacement Liens (as defined herein) granted Lender pursuant to this Final Order (as defined herein); and (v) any replacement liens in the Collateral heretofore or hereafter granted to NFB and/or Foothill (the "Junior Adequate Protection Liens"); and


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      (c) ordering, pursuant to Bankruptcy Rule 4001, that an interim hearing
(the "Interim Hearing") be held before this Court to consider entry of an interim order (the "Interim Order") approving the post-petition financing facility on an interim basis, authorizing the Debtors to obtain, on an interim basis, Loans up to the amount of $1,725,000 pursuant to the terms and conditions of the Interim Order, and granting the Lender adequate protection of its Existing Liens in the Pre-Petition Collateral, and further requesting that a final hearing (the "Final Hearing") thereafter be held before this Court to consider entry of a final order (this "Final Order") authorizing on a final basis the financing contemplated by the DIP Loan Agreement, as set forth in the Motion and the DIP Loan Agreement and all other loan documents related thereto (collectively, with the DIP Loan Agreement, the "DIP Loan Documents");

      (d) finding, pursuant to Bankruptcy Rule 400 1(c)(1), that notice of the Final Hearing (the "Hearing") has been given to (i) the United States Trustee (the "U.S. Trustee"), (ii) counsel for the Lender, (iii) counsel for NFB and,
(iv) counsel for Foothill; (v) the twenty largest creditors of each of the Debtors; (vi) all landlords of the Debtors; (vii) all banks in which the Debtors maintain accounts; and (viii) any other parties requesting such notice (collectively, the "Notice Parties"); and the Interim Hearing having been held, and the Interim Order having been entered, on July 18, 2002; and a second interim hearing having been held, and further interim orders having been entered on August 7, 2002 and August 13, 2002, increasing the interim Loans from the sum of $1,725,000 to the sum of $3,325,000; and notice of the Final Hearing having been given to the Notice Parties, and the Final Hearing having been held on August 15, 2002; and upon all of the pleadings filed with the Court and all of the proceedings held before the Court; and upon the record of the Hearings; and the Court having noted the appearances of all parties in interest in the record of this Court; and all objections to the relief


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requested in the Motion having been resolved or overruled by the Court, and it appearing that the relief requested in the Motion is in the best interests of the Debtors, their estates and creditors, and is essential for the continued operations of the Debtors' businesses; and it further appearing that the Debtors are unable to obtain unsecured credit for money borrowed allowable as an administrative expense under section 503(b)(1) of the Code or other secured financing on equal or more favorable terms than the DIP Loan Agreement and the other DIP Loan Documents; and after due deliberation and consideration, and sufficient cause appearing therefor;

      IT IS HEREBY ORDERED, ADJUDGED, FOUND AND DECREED that:(2)

      1. Disposition. The Motion is granted on a final basis, and any objections thereto that have not previously been withdrawn are hereby overruled. Subject to the terms hereof, this Final Order is valid immediately and is fully effective upon its entry.

      2. Jurisdiction. The Court has jurisdiction over these cases, the parties and the Debtors' property pursuant to 28 U.S.C.ss.1334. This is a core proceeding pursuant to 28 U.S.C.ss.157(b)(2)(D).

      3. Purpose and Necessity of Financing. Good cause has been shown for entry of this Final Order. Each of the Debtors require the financing described in the Motion to, among other things, fund their respective cash requirements, including without limitation, working capital and general corporate needs as a "bridge" to consummation of a sale pursuant to section 363 of the Code. Each of the Debtors is unable to obtain adequate unsecured credit allowable under section 503 of the Code as an administrative expense and is unable to obtain, within the time required by its needs to avoid immediate and irreparable harm, other financing under section 364 of the Code on equal or more favorable terms than the DIP Loan Agreement


______________________
2   Findings of fact shall be construed as conclusions of law, and conclusions of law shall be construed as findings of fact, pursuant to Bankruptcy
Rule 7052.


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


and the other DIP Loan Documents. A loan facility in the amount provided by the DIP Loan Agreement and the other DIP Loan Documents is unavailable to the Debtors generally without their granting to the Lender, pursuant to sections 364(c)(1), (2) and (3) and section 364(d) of the Code, the following: (i) superpriority administrative claims with respect to all Loans advanced post-petition and all other obligations of the Debtors under the DIP Loan Agreement and the other DIP Loan Documents (collectively, the "Post-Petition Obligations"), having priority over any and all administrative expenses of the kinds specified in or arising or ordered under sections 105(a), 326, 328, 330, 331, 503(b), 506(c), 507, 546(c), and to the extent permitted by law, 726 and 1114 of the Code (including the Lender's Adequate Protection Claim), whether or not such expenses or claims may become secured by a judgment lien or other non-consensual lien, levy or attachment (except as otherwise expressly provided for herein with respect to the Priority Professional Expenses and UST/Clerk
Fees); (ii) as security for all such Post-Petition Obligations, a first priority senior security interest in, and lien on, all Collateral, subject and subordinate only to Permitted Priority Liens, Priority Professional Expenses up to the Carve-Out Amount (as defined herein) and UST/Clerk Fees; and (iii) as adequate protection of the Lender's Existing Liens in the Pre-Petition Collateral and for the use of its cash collateral (as defined in Code section 363(a)) in the Debtors' possession or control arising from or constituting proceeds of the Pre-Petition Collateral ("Cash Collateral'), the Replacement Liens and Adequate Protection Claim (as defined herein), both subject to and subordinate to Priority Professional Expenses and UST/Clerk Fees, as provided in this Final Order. After considering all alternatives, the Debtors have concluded in the exercise of their prudent business judgment that this loan facility represents the best working capital financing available to them.


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


      4. Exigency. The ability of each of the Debtors to obtain sufficient working capital and liquidity through the incurrence of new indebtedness for borrowed money and other financial accommodations is vital to the respective estates of the affiliated Debtors and their creditors, so that the business need for the Debtors to be operating under normal business terms may be met on a short-term basis pending the consummation of a sale by the Debtors pursuant to section 363 of the Code. The preservation and maintenance of the going concern value of the Debtors generally is necessary to maximize the value which will be realized for the Debtors upon consummation of the sale under section 363 of the Code and integral to confirmation of a plan in the Chapter 11 cases. Absent entry of this Final Order, each of the Debtors' estates will be immediately and irreparably harmed.

      5. Good Faith Bargaining. The DIP Loan Agreement and the other DIP Loan Documents have been negotiated in good faith and at arm's-length by and among the Debtors, the Lender and the Official Creditors' Committee (the "Committee"), and any Loans extended and other financial accommodations made to the Debtors by the Lender pursuant to this Final Order and the DIP Loan Agreement shall have been extended by the Lender in good faith, as that term is used in section 364(e) of the Code.

      6. Final Borrowing Authorization. The Debtors jointly and severally are immediately authorized to obtain Loans -- pursuant to the terms of the DIP Loan Agreement, the DIP Loan Documents, and this Final Order -- in the principal amount of up to $4,900,000. As more fully described in precatory paragraph (a) hereof, available financing and advances under the DIP Loan Agreement will be made only to fund, among other things, the Debtors' ordinary working capital and general corporate needs, in accordance with this Final Order and the DIP Loan Agreement and other amounts required or allowed to be paid pursuant to the DIP


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


Loan Agreement, this Order or any other order of this Court, provided, however, nothing contained in this Order, the DIP Loan Agreement or the Budget (as defined in the DIP Loan Agreement) shall prejudice the right of the Committee to object to any motions or applications by the Debtors for authorization to make expenditures budgeted by the Debtors which independently require approval by this Court for the payment thereof. Any proposed amendment or other change to the Budget shall be delivered to counsel for the Committee at least two (2) Business Days prior to the effectiveness thereof. The Debtors shall use the Loans in accordance with the Budget a copy of which, effective August 15, 2002, has been delivered to the Committee and filed with the Court, and the Lender shall not waive compliance therewith under the DIP Loan Agreement without either the written consent (which shall not be unreasonably withheld) of the Committee or further order of the Court.

      7. Acknowledgements. In providing for the advancement of post-petition financing under the DIP Loan Agreement, the Debtors and the Lender acknowledge, represent, stipulate and agree that:

      (a) all of the Debtors have obtained all corporate authorizations, consents and approvals necessary to be obtained, made or given by the Debtors in connection with the execution, delivery, performance, validity and enforceability of the DIP Loan Documents to which each Debtor is a party;

      (b) in entering into the DIP Loan Documents, and as consideration therefor, the Debtors hereby agree that until such time as all Post-Petition Obligations are indefeasibly paid in full in cash and the Revolving Credit Commitment (as defined in the DIP Loan Agreement) is terminated in accordance with the DIP Loan Agreement, the Debtors shall not in any way prime or seek to prime the liens provided to the Lender under this Order by offering a


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


subsequent lender or a party-in-interest a superior or pari passu lien or claim pursuant to section 364(d) of the Code or otherwise; and

      (c) there are no other liens or security interests in the Collateral except for the Permitted Liens (as defined in the DIP Loan Agreement);


      (d) the Lender's Existing Liens in the Pre-Petition Collateral have been granted pursuant to valid, enforceable and non-avoidable pre-petition collateral agreements and were properly perfected;

      (e) the Existing Liens in the Pre-Petition Collateral were granted for fair consideration and reasonably equivalent value and contemporaneously with the making of the pre-petition loans secured thereby;

      (f) the Debtors have made an investigation and are unaware of any facts which as a matter of law would result in the postponement or subordination of the obligations under the Pre-Petition Factoring Agreement (the "Pre-Petition Obligations"); and

      (g) the Debtors shall use their reasonable best efforts to reduce the costs of the core services employees by ten (10%) percent for the payroll period ending August 31, 2002.

      8. Fees. The Closing Fee previously paid, and the other fees payable and costs and expenses reimbursable under the DIP Loan Agreement by the Debtors to the Lender (including, without limitation, reasonable attorneys' fees and expenses) are hereby approved and shall be promptly paid in full in accordance herewith or as required by the DIP Loan Agreement and the other DIP Loan Documents, without the necessity of the Lender filing any further application with the Court for any such fees or expenses.

      9. Power to Execute Necessary Documents. The authorization set forth in the Interim Order expressly empowering the Debtors to enter into and deliver, inter alia, the DIP


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Loan Agreement and the other attendant DIP Loan Documents in substantially the form presented at the Hearings is hereby extended. The Debtors also are authorized and empowered to perform all of their obligations under the DIP Loan Agreement and the other attendant DIP Loan Documents and such other agreements as may be required by the DIP Loan Documents to give effect to the terms of the financing provided for in this Final Order. The Debtors are authorized and directed to perform and do all acts that may be required in connection with the DIP Loan Agreement and the other DIP Loan Documents, including, without limitation, the payment of fees and the reimbursement of present reasonable costs and expenses, including but not limited to attorneys' fees and legal expenses paid or incurred by the Lender in connection with this Final Order, the DIP Loan Agreement and the other DIP Loan Documents, all of which unpaid fees, commissions, costs and expenses shall be included and constitute part of the principal amount of the Post-Petition Obligations and shall be paid with funds from the Loans under the Budget (as defined in the DIP Loan Agreement), and be secured by a first priority lien on and security interest in the Collateral as and to the extent provided for in this Final Order, the DIP Loan Agreement and the other DIP Loan Documents. The DIP Loan Agreement and the other DIP Loan Documents shall constitute valid and binding obligations of each of the Debtors enforceable against each of them, and each of their successors and assigns, in accordance with their terms, subject to the terms of this Final Order. The Debtors, with the express written consent of the Lender and on reasonable notice to the Creditors' Committee, may enter into any non-material amendments or modifications to the DIP Loan Agreement and the other DIP Loan Documents without the need of further notice and hearing or Order of this Court; provided, that such modifications or amendments do not materially and adversely affect, in the reasonable view of the Debtors, the rights of any creditor, equity holder or party in interest. For purposes of this


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Final Order, and subject to the preceding sentence, non-material amendments or modifications to the DIP Loan Agreement and the DIP Loan Documents shall include, without limitation, clarifications of procedures and reporting requirements, insertions of incomplete information or corrections of any errors, any waivers or consents that the Lender can exercise at its discretion, or any other amendments to the DIP Loan Agreement or the other DIP Loan Documents to the extent that such amendments or modifications do not cause an increase in the maximum amount available to be borrowed pursuant to the I)IP Loan Agreement and the other DIP Loan Documents. Any financial information and reports required to be provided to the Lender pursuant to the provisions of the DIP Loan Agreement, including the Budget and the other reporting requirements set forth in Article VII of the DIP Loan Agreement, shall also be provided by the Debtors to counsel for the Committee within the time frames provided in the DIP Loan Agreement.

      10. Claim/Lien Status and Priority. For all of the Post-Petition Obligations, the Lender is hereby granted, pursuant to section 364(c)(l) and section 3 64(d) the Code, an allowed superpriority administrative expense claim (the "Superpriority Claim"), having priority over any and all administrative expenses of the kinds specified in or arising or ordered under sections 105(a), 326, 328, 330, 331, 503(b), 506(c), 507, 546(c), and to the extent permitted by law, 726 and 1114 of the Code, including the Adequate Protection Claim granted pursuant to this Order, whether or not such expenses or claims may become secured by a judgment lien or other non-consensual lien, levy or attachment, subject and subordinate in priority of payment only to the Priority Professional Expenses up to the Carve-Out Amount and the UST/Clerk Fees. In addition, as more fully described in precatory paragraph (b) hereof, and subject only to existing Permitted Priority Liens and the prior payment of Priority Professional Expenses (up to the


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


Carve-Out Amount) and the UST/Clerk Fees, the first priority liens and security interests granted herein and in the DIP Loan Documents to the Lender in the Collateral shall have the priority and be afforded the superpriority senior secured status afforded by section 364(c) and (d) of the Code, as applicable. The first priority liens and security interests, Replacement Liens, Superpriority Claim and Adequate Protection Claim granted to Lender under this Order shall continue in this and in any superseding case or cases under the Code and such liens and security interests shall maintain their priority as provided in this Order until all the Post-Petition Obligations have been satisfied in full and the Revolving Credit Commitment has been terminated. Notwithstanding the foregoing, neither the Superpriority Claim nor the Adequate Protection Claim shall be paid from the Avoidance Claims or the proceeds thereof.

      11. Priority Professional Expenses & UST/Clerk Fees. Except as permitted herein or in the DIP Loan Documents, all of the Debtors' Post-Petition Obligations to the Lender are hereby authorized and granted superpriority administrative expense status in accordance with sections 364(c)(1) and 364(d) of the Code over any and all expenses of and claims against the Debtors, whether heretofore or hereinafter incurred, of the kinds specified in or arising or ordered under sections 105(a), 326, 328, 330, 331, 503(b), 506(c), 507, 546(c),
and to the extent permitted by law, 726 or 1114, whether or not such expenses or claims may become secured by a judgment lien or other nonconsensual lien, levy or attachment, subject and subordinate only to:

      (a) amounts payable pursuant to 28 U.S.C.ss.l930(a)(6) and any fees payable to the Clerk of the Court (collectively, the "UST/Clerk Fees"); and

      (b) allowed fees and expenses of attorneys, accountants, and other professionals retained in these Chapter 11 cases pursuant to sections 327 and 1103 of the Code by the Debtors, any Committees appointed in these cases, and any trustee in a superseding


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chapter 7 case ("Priority Professional Expenses") to the extent that such amounts do not exceed (A) $300,000 plus (B) the amount of accrued and unpaid fees and expenses (in each case, to the extent allowed by the Bankruptcy Court) of all such professionals retained or appointed in the Chapter 11 cases and the expenses of all members of such committees, through the date of a Default, Event of Default (both as defined in the DIP Loan Agreement) or a default of the Debtors' obligations under this Final Order, not to exceed, when combined with the amount set forth in sub-clause (A) above $600,000 in the aggregate (inclusive of any holdbacks required by the Court) (the "Carve-Out Amount"), provided, however, that the portion of the Carve-Out Amount that may be used by a chapter 7 trustee and such trustee's professionals shall be limited to $50,000. So long as a Default, an Event of Default or a default of the Debtors' obligations under this Final Order shall not have occurred and be continuing, the Debtors shall be permitted to pay Priority Professional Expenses allowed and/or payable under sections 327, 328, 330 and 331 of the Code, as same may be due and payable, and such payments shall not be applied against the Carve-Out Amount; provided, that after the occurrence and during the continuance of an Event of Default (as defined in the DIP Loan Agreement) or a default by the Debtors of any of their obligations under this Final Order, any payments actually made to such professionals pursuant to sections 330 and 331 of the Code or otherwise, shall reduce the Carve -Out Amount on a dollar-for-dollar basis.

      Priority Professional Expenses shall also include any payments which are authorized to be made pursuant to any Court-approved procedure for monthly or other payment of administrative expenses; provided, that nothing contained herein shall (i) be read to exempt those persons hereafter receiving interim compensation payments or reimbursement of expenses pursuant to any such Court approved procedure for monthly or other payment of administrative


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expenses from otherwise applicable provisions of bankruptcy law, including but not limited to requirements that such compensation or reimbursement be allowed on a final basis after the filing of appropriate fee applications, and when applicable, any subsequent order of this Court requiring that such payments be disgorged, and ( ii) be construed as consent to the allowance of any fees and expenses referred to above and shall not affect any right of the Lender to object to the reasonableness of such amounts; provided, further, that Priority Professional Expenses shall not include, and proceeds of these Loans shall not be used for the payment or reimbursement of, any fees or disbursements of the Debtors or any Committee or trustee appointed in these Chapter 11 cases incurred in connection with the assertion and prosecution of, or joinder in, any claim, counterclaim, action, proceeding, application, motion, objection, defenses or other contested matter, the purpose of which is to seek any order, judgment, determination or similar relief: (A) commencing or prosecuting any action asserting claims pursuant to sections 542, 544, 545, 547, 548, 549, 550, 551, 553(b) or 724(a) of the Code or other cause of action (whether arising under state law, the Code or other federal law) against the Lender (i) in respect of the Existing Liens or Replacement Liens securing the Pre-Petition Obligations of the Debtors or (ii) with respect to the liens and security interests securing the Post-Petition Obligations of the Debtors; (B) invalidating, setting aside, avoiding or subordinating, in whole or in part, (i) the Existing Liens of the Lender in the Pre-Petition Collateral or (ii) the Lender's liens and security interests in the Collateral; or (C) preventing, hindering or delaying (whether, directly or indirectly) the assertion or enforcement of the Lender's liens and security interests in the Collateral. No liens or priority status, other than Permitted Priority Liens, Priority Professional Expenses (up to the Carve-Out Amount) and UST/Clerk Fees, having a lien or administrative priority superior to or pan passu with that granted by this Final Order to the Lender, shall be granted while any portion of the


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Post-Petition Obligations under the DIP Loan Agreement remains outstanding, absent the express written consent of the Lender.

      12. Limitation Upon Additional Surcharges. With the exception of Priority Professional Expenses (up to the Carve -Out Amount) and UST/Clerk Fees and except as otherwise permitted by the DIP Loan Agreement, neither the Collateral nor the Lender shall be subject to surcharge, pursuant to sections 506(c) or 105(a) of the Code or otherwise, by any of the Debtors or any other party in interest, until all Post-Petition Obligations are indefeasibly paid in full in cash, without the prior written consent of the Lender, and, no consent to a charge against the Collateral pursuant to sections 506(c) or 105(a) of the Code shall be implied from any action, inaction, or acquiescence by the Lender in these cases, including but not limited to the funding of the Debtors' ongoing operations by the Lender. In no event shall the Lender be subject to the equitable doctrine of "marshaling" or any similar doctrine with respect to the Collateral.

      13. Lien to Secure Post-Petition Obligations. As security for all of the Post-Petition Obligations, and as more fully described above and in the DIP Loan Documents, the Lender is hereby granted (effective immediately and without the necessity of the execution or filing by the Debtors of a security agreement, financing statements, trademark, copyright, trade name or patent assignment filings with the United Sates Patent and Trademark Office or Copyright Office, mortgages, landlord lien waivers, licensee consents or otherwise), pursuant to section 364(c) and (d) of the Code, a first priority security interest in and lien upon all of the Collateral of any of the Debtors, senior in all respects to any and all present and future liens, claims or encumbrances, if any, that encumber the Collateral, including, but not limited to, the Existing Liens and any Junior Adequate Protection Liens of NFB and/or Foothill, the Existing


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Liens of the Lender and the Replacement Liens and Adequate Protection Claim
granted pursuant to this Order, subject only to the Permitted Priority Liens, Priority Professional Expenses (up to the Carve-Out Amount) and the UST/Clerk Fees. Subject to the limitations contained in the first subparagraph of this Order, the security interests and liens in the Collateral granted to the Lender hereunder include, but are not limited to: (i) those items and types of Collateral in which security interests may be created under Article 9 of the Uniform Commercial Code; (ii) those items and types of Collateral not governed by Article 9 of the Uniform Commercial Code, including, without limitation, licenses issued by any federal or state regulatory authority and any leasehold or other real property interests; and (iii) the products and proceeds of any of the foregoing. All liens and security interests discussed herein shall not (a) be subject to any lien or security interest that is avoided and preserved for the benefit of the Debtors' estates under section 551 of the Code, or (b) hereafter be subordinated to or made pan passu with any other lien or security interest under section 3 64(d) of the Code. The liens and security interests arising hereunder shall be and hereby are fully perfected security interests, such that no additional steps need be taken by the Lender to perfect such interests.

      14. Grant of Adequate Protection. As adequate protection to the Lender for the Debtor's use or sale of the Pre-Petition Collateral and Cash Collateral (as defined in section 363(a) of the Code), the Debtors are hereby authorized and directed to:

      (a) pursuant to Code section 36 1(2), to the extent of any dimunition in value of the Pre -Petition Collateral, grant to the Lender security interests and replacement liens (the "Replacement Liens") upon all of the assets and property acquired by the Debtors' estates or any Debtor after the Petition Date, but expressly excluding Avoidance Claims (the "Post-Petition Collateral"), subject and junior only to the liens and security interests granted to Lender pursuant to this Order to secure the Post-Petition Obligations, Priority Professional Expenses (up to the Carve -Out Amount) and UST/Clerk Fees; and

      (b) pursuant to Code section 507(b), to the extent the adequate protection granted pursuant; to clause (a) of this paragraph is insufficient to protect the Lender's interests in the Pre-Petition Collateral from a dimunition in value for any reason, then, in such event, the Lender shall have an allowed administrative expense claim to the extent of such insufficiency (the "Adequate Protection Claim") with priority over all other allowed administrative expense claims except for the Superpriority Claim, Priority Professional Expenses (up to the Carve -Out Amount) and the UST/Clerk Fees.

      15. Application of Collateral Proceeds. The Debtors are directed to remit to the Lender collections on, and proceeds of, the Collateral, including without limitation, accounts receivable collections, proceeds of sales of inventory, fixed assets and any other assets, including sales outside the ordinary course of business as required under section 4.02 of the DIP Loan Agreement, and the automatic stay provisions of section 362 of the Code are hereby modified to permit the Lender to retain and apply all collections, remittances and proceeds of the Collateral to the repayment of the Post-Petition Obligations in the manner set forth in the DIP Loan Agreement. The provisions of the Interim Order authorizing the Lender to retain and apply proceeds of Pre-Petition Collateral to the repayment of the Pre-Petition Obligations under the Pre-Petition Factoring Agreement are hereby approved on a final basis.

      16. Causes of Action Waived by Debtors. The Debtors are hereby deemed to have waived the right to challenge the validity, enforceability or perfection of any security interest or lien granted to the Lender in connection with the Pre-Petition Obligations and the Pre-Petition Collateral. The Debtors hereby waive, as of the Petition Date, any and all claims or causes of action (including, without limitation, any Avoidance Claims by or on behalf of the Debtors) against the Lender and any of its officers, directors, employees, attorneys, advisors or representatives relating to, arising under or in connection with the Pre-Petition Obligations and the Pre-Petition Collateral.

      17. Investigation Rights. Notwithstanding anything herein to the contrary, until the earlier of (a) ninety (90) days after the entry of an order authorizing the retention of counsel for the Committee and (b) the date of entry of an order approving the sale of substantially all assets of the Debtors (the "Investigation Termination Date"), the Committee only shall be entitled to investigate the amount, extent, validity, perfection, priority and enforceability of the Lender's Existing Liens and Pre-Petition Obligations, or to assert any other claims or causes of action against the Lender. If the Committee determines by the Investigation Termination Date that there may be a challenge or objection to the Existing Liens or Pre-Petition Obligations or the propriety of the repayment of Pre-Petition Obligations made pursuant to the Interim Order or a claim or cause of action against the Lender, then, subject to any requirements of legal standing (including the entry of an order of this Court granting such standing), the Committee alone shall be permitted to commence, file and prosecute (subject to the provisions of paragraph 11 hereof) an objection or claim related thereto, or otherwise initiate an appropriate action, contested matter or adversary proceeding on behalf of the Debtors' estates. If such action is not actually commenced on or before the Investigation Termination Date (or such other later date as extended by the written consent of the Lender), the stipulations contained in paragraph 16 of this Final Order shall be irrevocably binding on the Committee and on all parties in interest without further action by any party or this Court, and the Lender's receipt of the repayment of Pre-Petition Obligations shall no longer be subject to potential disgorgement. Unless the Lender consents in writing to such an extension, the Investigation Termination Date may not be extended.

      18. Additional Perfection Measures. The liens and priority granted to the Lender pursuant to this Final Order and the DIP Loan Agreement and the other DIP Loan Documents with respect to property of the Debtors' estates and the Replacement Liens granted herein as adequate protection shall be perfected by operation of law upon entry of this Order by the Court. The Lender shall not be required to enter into or to obtain landlord waivers, mortgagee waivers, bailee waivers, warehouseman waivers or control agreements or to file or record financing statements, mortgages, deeds of trust, leasehold mortgages, notices of lien or similar instruments in any jurisdiction (including, trademark, copyright, tradename or patent assignment filings with the United States Patent and Trademark Office, Copyright Office or any similar agency with respect to intellectual property), or obtain consents from any licensor or similarly situated party-in-interest, or take any other action in order to validate and to perfect the security interest and lien granted to the Lender pursuant to this Final Order. If the Lender, in its sole discretion, chooses to obtain consents from any licensor or similarly situated party in interest, to file financing statements, notices of lien or similar instruments, or to otherwise confirm perfection of such security interests and liens: (i) all such documents shall be deemed to have been recorded and filed as of the time and on the date of entry of this Final Order; and (ii) no defect in any such act shall affect or impair the validity, perfection and enforceability of the liens granted hereunder. In lieu of obtaining such consents or filing such financing statements, notices of lien or similar instruments, the Lender may, at its sole discretion, choose to file a true and complete copy of this Final Order in any place at which any such instruments would or could be filed, together with a description of Collateral located within the geographic area covered by such place of filing, and such filing by the Lender shall have the same effect as if such financing statements, notices of lien or similar instruments had been filed or recorded at the time and on the date of entry of this Final Order. Notwithstanding anything to the contrary herein, this Final Order shall not adjudicate the rights of any party to a contract, lease or other agreement addressed by this Order without prior notice and an opportunity for a hearing.

      19. Access to Collateral. Notwithstanding anything contained herein to the contrary and without limiting any other rights or remedies of the Lender contained in this Final Order or the DIP Loan Documents, or otherwise available at law or in equity, and subject to the terms of the DIP Loan Agreement, upon five (5) business days' written notice to the landlord of any premises leased and actually occupied by one of the Debtors that an Event of Default or a default by the Debtors of any of their obligations under this Order has occurred and is continuing under the DIP Loan Documents or this Order, the Lender may, as agent for the Debtors, but subject to any separate agreement by and between such landlord and the Lender, enter upon any leased premises actually occupied by any of the Debtors for the purpose of exercising any remedy with respect to Collateral located thereon, including removal of Collateral from a premises at a time mutually satisfactorily to the landlord and Lender, and shall be entitled to all of the Debtors' rights and privileges as lessee under such lease without interference from the landlord, provided that the Lender shall only pay rent and additional rent obligations of the Debtors that first arise after the Lender's written notice referenced above and that are payable during the period of such occupancy by the Lender, calculated on a per diem basis, and provided further that absent further order of this Court after notice and a hearing, no auction sale may be conducted in any leased premises. Nothing herein shall require the Debtors or Lender to assume any lease under section 365(a) of the Code as a precondition to the rights afforded in this paragraph.

      20. No Responsible Person. In making the decision to make Loans and to extend other financial accommodations to the Debtors under the DIP Loan Agreement, the Lender shall not be deemed to be in control of the operations of the Debtors or to be acting as a responsible person or owner or operator with respect to the operation or management of the Debtors (as such terms, or any similar terms, are used in the United States Comprehensive Environmental Response, Compensation and Liability Act, as amended, or any similar federal or state statute).

      21. Enabling Clause. Each of the Debtors is authorized to perform all acts, to make, execute and deliver all instruments and documents and to pay fees and all other amounts which may be required or necessary for their performance under the DIP Loan Agreement and the other DIP Loan Documents, including, without limitation, the execution and delivery of the DIP Loan Agreement and the other DIP Loan Documents.

      22. Events of Default. In addition to the Events of Default set forth in the DIP Loan Agreement, the failure of the Debtors to (a) obtain m or before 5:00 p.m. (Eastern time) on August 19, 2002, the entry of an order in the Chapter 11 cases approving the bidding procedures which are to be employed pursuant to the terms of a certain Asset Purchase Agreement dated as of July 14, 2002, as amended, between the Debtors and SBI and Company, providing for the sale of specified assets of the Debtors (the "Asset Sale"), or (b) obtain on or before 4:00 p.m. (Eastern time) on September 18, 2002, the entry of the "Sale Order" (as such term is defined in the Asset Purchase Agreement), shall also constitute an Event of Default under the DIP Loan Agreement and this Order.

      23. Automatic Stay Modified. Subject only to the provisions of the DIP Loan Agreement, the automatic stay provisions of section
362 of the Code are, to the extent applicable, vacated and modified to the extent necessary so as to permit the Lender:

      (a) whether on not an Event of Default or a default by the Debtors of any of their obligations under this Final Order has occurred, to require all cash, checks or other collections or proceeds from Collateral received by the Debtors to be deposited in accordance with the DIP Loan Documents, and to apply amounts deposited in any such account and other amounts paid to or received by the Lender under the DIP Loan Agreement and the other DIP Loan Documents as provided in the DIP Loan Agreement;

      (b) upon the occurrence of an Event of Default or a default by the Debtors of any of their obligations under this Final Order, and subject to five (5) business days' fax or hand-delivery written notice to the Debtors, their counsel, counsel for the Committee, and the U. S. Trustee, to exercise all rights and remedies provided for in the DIP Loan Agreement and the other DIP Loan Documents or under other applicable bankruptcy and nonbankruptcy law, and to direct all banks with which the Debtors maintain bank accounts to turn over funds in accounts maintained by the Debtors to the Lender to repay the Post-Petition Obligations, without requiring prior authorization of this Court in order to exercise such rights and remedies. The automatic stay of Code section 3 62(a), to the extent applicable, shall be deemed terminated as provided herein without the necessity of any further action by the Court in the event that the Debtors, the Committee, and/or the U. S. Trustee have not obtained an order from this Court to the contrary within five (5) business days after receiving such notice from the Lender pursuant hereto. The Debtors, the Committee, and/or the U.S. Trustee shall have the burden of proof at any hearing on any request by them to re-impose or continue the automatic stay of Code section 362(a) or to
obtain any other injunctive relief, and the only issue that may be raised at any such hearing shall be whether, in fact, an Event of Default or default has occurred and is continuing;

      (c) this Court shall retain exclusive jurisdiction to hear and resolve any disputes and enter any orders required by the provisions of this Final Order and relating to the application, re-imposition or continuance of the Code section 3 62(a) automatic stay, or other injunctive relief requested; and

      (d) upon the occurrence of an Event of Default or a default by the Debtors of any of their obligations under this Final Order, the Lender may, without providing any prior notice thereof, immediately charge interest at the default rate set forth in the DIP Loan. Agreement, and the Lender shall have no further obligation to provide financing under the DIP Loan Documents or this Final Order.

      24. Successors and Assigns. The DIP Loan Agreement and the other DIP Loan Documents and the provisions of this Order shall be binding upon the Lender, the Debtors and their respective successors and assigns, and shall inure to the benefit of the Lender and the Debtors and their respective successors and assigns.

      25. Cash Management Systems. The Debtors are authorized and directed to cause their cash management system to be maintained and operated in a manner consistent with the DIP Loan Documents and any related order of the Court, which cash management system may include accounts under the dominion and control of the Lender or accounts in the name of the Lender.

      26. Binding Nature of Agreement. Each of the DIP Loan Documents to which the Debtors are and will become a party shall constitute legal, valid and binding obligations of the Debtors, enforceable in accordance with their terms. The DIP Loan Documents have been properly executed and delivered to the Lender by the Debtors. The rights, remedies, powers, privileges, liens and priorities of the Lender provided for in this Order and in any other DIP Loan Document shall not be modified, altered or impaired in any manner by any subsequent order (including a confirmation order) or by any plan of reorganization or liquidation in these cases or in any subsequent case under the Code unless and until the Post-Petition Obligations have first been paid in full in cash and completely satisfied and the Revolving Credit Commitment has been terminated.

      27. Subsequent Reversal or Modification. This Final Order is entered pursuant to section 364 of the Code, granting Lender all protection afforded by Code section 3 64(e). If any or all of the provisions of this Final Order are hereafter reversed, modified, vacated or stayed, that action will not affect (i) the validity of any obligation, indebtedness or liability incurred post-petition hereunder by any of the Debtors to the Lender prior to the date of receipt of written notice to the Lender of the effective date of such action; if (ii) the validity and enforceability of any lien or priority authorized or created hereby or pursuant to the DIP Loan Agreement or the other DIP Loan Documents. Notwithstanding any such reversal, stay, modification or vacatur, any post-petition indebtedness, obligation or liability incurred by any of the Debtors to the Lender prior to written notice to the Lender of the effective date of such action shall be governed in all respects by the original provisions of this Final Order, and Lender shall be entitled to all the rights, remedies, privileges and benefits granted herein and in the DIP Loan Agreement and the other DIP Loan Documents with respect to all such indebtedness, obligation or liability.

      28. No Waiver. This Order shall not be construed in any way as a waiver or relinquishment of any rights that the Lender may have to bring or be heard on any matter brought before this Court.

      29. Sale/Dismissal. Prior to the entry of an order dismissing these Chapter 11 cases under section 1112 of the Code, the Lender shall be afforded a reasonable period of time to perfect all of its liens under applicable non-bankruptcy law The Debtors shall not sell either the ownership of the stock of any of the Debtors or substantially all of the assets of any of the Debtors under section 363 of the Code, or cause any affiliated non-debtor to sell any of its assets, unless the Lender expressly consents in writing to any such transaction or the order approving the sale provides that, upon the closing of such sale, all Post-Petition Obligations shall have been paid indefeasibly in full in cash and completely satisfied and the Revolving Credit Commitment is terminated in accordance with the DIP Loan Documents with the proceeds of such sale. If an order dismissing any of these cases under sections 305 or 1112 of the Code or otherwise is at any time entered, the Lender shall have the following rights: (a) the liens, security interests and superpriority administrative expense status granted to the Lender hereunder and in the DIP Loan Documents, as the case may be, shall continue in full force and effect, shall remain binding on all parties in interest and shall maintain their priorities as provided in this Final Order until all Post-Petition Obligations and indebtedness owing to the Lender under the DIP Loan Documents shall have been paid in full in cash and the Lender's obligation and commitment to make Loans shall have been terminated, and (b) this Court shall retain jurisdiction, notwithstanding such dismissal, for purposes of enforcing the liens, security interests and superpriority administrative expense status of the Lender, as the case may be, referred to in clause (a) above.

      30. Benefits. Each of the Debtors will receive postpetition loans and/or advances and credit, and other direct and indirect benefits from the Lender authorized by this Final Order, and each of the Debtors shall have joint and several liability for repayment of the Loans.

      31. Priority of Terms. To the extent of any conflict between or among the express terms or provisions of any of the DIP Loan Documents, the Motion, any other order of this Court, or any other agreements and the express written terms and provisions of this Final Order -- unless such term or provision herein is phrased in terms of "as defined in" or "as more fully described in" the DIP Loan Agreement or DIP Loan Documents, the terms and provisions of this Final Order shall govern.

      32. Adequate Notice. The notice given by the Debtors of the Final Hearing was given in accordance with Bankruptcy Rules 2002 and 400 1(c)(2) and the local rules of this Court. Under the circumstances, no further notice of the request for the relief granted at the Final Hearing is required. 33. The Clerk is hereby directed to enter this Final Order on the Court's docket in these cases.

Dated: New York, New York
       August 15, 2002

                                               /s/Arthur J. Gonzalez
                                              ---------------------------------
                                              UNITED STATES BANKRUPTCY JUDGE

                                                                  EXECUTION COPY

                               FIRST AMENDMENT TO
                               FINANCING AGREEMENT

      AMENDMENT, dated as of August 15, 2002 (this "Amendment") to the Financing Agreement, dated as of July 14, 2002, by and among Scient, Inc., a Delaware corporation and a debtor-in-possession ("Scient"), Scient Enterprises, Inc., a Delaware corporation and a debtor-in-possession ("Scient Enterprises"), iXL, Inc., a Delaware corporation and a debtor-in-possession ("iXL") and iXL Enterprises, Inc., a Delaware corporation and a debtor-in-possession ("iXL Enterprises", and together with Scient, Scient Enterprises and iXL, each a 'Borrower" and a 'Loan Party", and collectively, the 'Borrowers" and the 'Loan Parties"), the lenders from time to time party thereto (each a 'tender" and collectively the 'tenders") and S]31 and Company, a Utah corporation ("SBI"), as agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent").

                                    RECITALS

      WHEREAS, the Loan Parties have requested that the Lenders and the Agent consent to the amendment of the Financing Agreement, as set forth herein; and

      WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lenders and the Agent are willing to so consent to the amendment of the Financing Agreement on the terms set forth herein;

      NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

      2. Inactive Subsidiaries. Sections 6.01(u), 7.0 1(m) and 7.02(v) of the Financing Agreement are hereby amended by deleting the references to "August 16, 2002" therein, and substituting references to "August 23, 2002" therefor.

      3. Refund of Payment from UK Subsidiary. Section 7.01 of the Financing Agreement is hereby amended by adding the following new clause (o) to the end thereof:

      (o) Refund of Payment. Notwithstanding anything to the contrary contained in this Agreement, use its reasonable best efforts to cause Scient UK Limited to refund, return or otherwise reimburse the Loan Parties with respect to, the $200,000 payment made by one or more of the Loan Parties to Scient UK Limited following the commencement and during the term of the Chapter 11 Cases.

      4. UK Agreements. Section 7.02(k) of the Financing Agreement is hereby amended by adding the following proviso to the end thereof: provided, however, that no Loan Party may, without the prior written consent of the Agent, make any payment to Scient UK

Limited or Berkeley Waterloo, Ltd. for administrative or other services rendered or to be rendered to any Loan Party by Scient UK Limited or Berkeley Waterloo, Ltd., or enter into any agreement to make any such payment.

      5. Schedules and Exhibits. (a) Schedule 7.02(b) to the Financing Agreement is hereby amended and restated in its entirety to read as set forth in Annex Ito this Amendment.

      (b) Exhibit B to the Financing Agreement is hereby amended and restated in its entirety to read as set forth in Annex II to this Amendment.

      6. Conditions to Effectiveness. This Amendment shall become effective (the "Amendment Effective Date") upon satisfaction in full of the following conditions precedent:

      (a) Both before and immediately after giving effect to this Amendment, the representations and warranties contained in this Amendment, Article VI of the Financing Agreement and the other Loan Documents shall be correct on and as of the date of this Amendment as though made on and as of such date (except where such representations and warranties relate 1;o an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); and no Default or Event of Default shall have occurred and be continuing on the date of this Amendment or result from this Amendment becoming effective in accordance with its terms.

      (b) The Agent shall have received counterparts of this Amendment that bear the signatures of each of the Loan Parties, the Agent and the Lenders.

      (c) The Agent shall have received such other agreements, instruments, opinions and other documents as the Agent may reasonably request in respect of the transactions contemplated hereby.

      (d) All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its counsel, and the Agent and its counsel shall have received all such information and such counterpart originals or certified copies of documents as the Agent or its counsel may reasonably request.

      (e) All fees, expenses and taxes accrued and unpaid or otherwise due and payable by a Loan Party pursuant to either the Financing Agreement or this Amendment shall have been paid in full.

      7. Loan Parties' Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders as follows:

      (a) Such Loan Party (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment and to perform the Financing Agreement, as amended hereby.

      (b) The execution, delivery and performance by such Loan Party of this Amendment and the performance by such Loan Party of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a. default under such Loan Party's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting such Loan Party or any of such Loan Party's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to such Loan Party's property.

      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by such Loan Party of this Amendment or the performance by such Loan Party of the Financing Agreement, as amended hereby.

      (d) This Amendment and the Financing Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

      (e) Both before and immediately after giving effect to this Amendment, (i) the representations and warranties contained in Article VI of the Financing Agreement and the other Loan Documents are correct on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) no Default or Event of Default has occurred and is continuing on and as of the date hereof

      8. Continued Effectiveness of Financing Agreement. Each Loan Party hereby
(a) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", the "Agreement", "hereto", "hereof", "hereunder", "thereto", "thereof', "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, (b) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, for the ratable benefit of the Lenders, or to grant to the Agent, for the ratable benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations of the Loan Party, or any of their respective Subsidiaries from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and (c) confirms and agrees that no amendment of any terms or provisions of the Financing Agreement or the amendments granted hereunder shall relieve any Loan Party from complying with such terms and provisions other than as expressly amended hereby or from complying with any other term or provision thereof or herein.

      9. Miscellaneous.

      (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

      (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Each of the parties to this Amendment hereby irrevocably waives all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Amendment.

      (d) The Loan Parties will pay, on demand, all reasonable fees, costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment or otherwise payable under the Financing Agreement, including, without limitation, reasonable fees disbursements and other charges of counsel to the Agent and the Lenders.

      (e) This Amendment is a Loan Document executed pursuant to the Financing Agreement and shall be construed, administered and interpreted in accordance with the terms thereof.

      10. JURY TRIAL WAIVER. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment, to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       BORROWERS AND LOAN PARTIES:


                                       SCIENT, INC.

                                       By:
                                          --------------------------------------
                                           Name:
                                           Title:

                                       SCIENT ENTERPRISES, INC.

                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                       IXL, INC.

                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                       IXL ENTERPRISES, INC.

                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                       AGENT AND LENDER:


                                       SBI AND COMPANY

                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                     ANNEX I

                                SCHEDULE 7.02(B)

                                 PERMITTED LIENS

(a) Blanket liens on the assets of Scient, Inc., Scient Enterprises, Inc., iXL Enterprises, Inc., and iXL, Inc. granted in connection with the Term Loan made pursuant to the Promissory Note dated March 18, 2002 by Scient, Inc. in favor of Inmark Capital Corp. in the original face amount of $9,400,000, as subsequently assigned to North Fork Bank, and as guaranteed by Scient Enterprises, Inc., iXL Enterprises, Inc., and iXL, Inc.

(b) Blanket liens on the assets of Scient Enterprises, Inc. granted in connection with the Loan and Security Agreement dated as of April 10, 2000 by and among Scient Enterprises, Inc., the financial institutions named therein, and Foothill Capital Corporation, as Agent.

(c)   Liens securing Capitalized Lease Obligations

(d)   Liens securing obligations in connection with the following Letters of
      Credit:



 --------------------------------------------------------------------------------------------------------------------
       BENEFICIARY         LC REF#    ISSUE DATE   EXPIRY DATE     BALANCE                 DESCRIPTION
 --------------------------------------------------------------------------------------------------------------------

 860 Broadway LLC        SBLC-10503   4/19/2000   12/15/2002     262,500.00     Lease Security Deposit:  860 Broadway
 --------------------------------------------------------------------------------------------------------------------
 Prudential Insurance    SBLC-10966   4/19/2002   4/30/2004      293,333.33     Lease Deposit:  Denver - 717 17th St.
 Company
 --------------------------------------------------------------------------------------------------------------------
 Pembroke Real Estate    SBLC-10644   4/30/2000   10/31/2004     141,556.17     Lease Security Deposit:  Dallas -433
                                                                                E.  Las Colinas (6th Floor)
 --------------------------------------------------------------------------------------------------------------------
 Market Front Associate  SBLC-10983   5/20/2002   12/29/2004     261,821.16     Lease Security Deposit:  San Francisco
                                                                                - One Front Street (2nd Floor)
 --------------------------------------------------------------------------------------------------------------------
 Federal Insurance       SBLC-10999   6/26/2002   7/1/2003       165,000.00     Workman's Comp.  Insurance Requirement
 Company
 --------------------------------------------------------------------------------------------------------------------
 Pembroke Real Estate    SBLC-10984   5/20/2002   9/30/2005      178,952.00     Lease Security Deposit:  Dallas -433
                                                                                E.  Las Colinas (3rd Floor)
 --------------------------------------------------------------------------------------------------------------------
 Pembroke Real Estate    S751169      12/12/2000  11/30/2004     178,952.00     Lease Security Deposit:  Dallas -433
                                                                                E.  Las Colinas (3rd Floor)
 --------------------------------------------------------------------------------------------------------------------
 Prudential Insurance    PP-202857    77/7/2000   88/31/2003     453,333.33     Lease Deposit: Denver -717 17th St.
 Company
 --------------------------------------------------------------------------------------------------------------------
 Prudential Insurance    P-377670     1/7/2000    9/18/2002      347,282.75     Lease Deposit:  Denver - 717 17th St.
 Company
 --------------------------------------------------------------------------------------------------------------------


(e) To the extent not listed in (d) above, Liens on certificate of deposit accounts held at Venture Bank Group (a division of Cupertino National Bank & Trust) to secure certain standby letters of credit, including:

      (1) Account No. 203009940, with an account balance of approximately $847,000; and

      (2) Account No. 203009959, with an account balance of approximately $460,000.